UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 27, 2005


                           MARKETSHARE RECOVERY, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      0-15807                   31-1190725
        --------                      -------                   ----------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


                        33 South Service Road, Suite 111
                                Jericho, NY 11753
                    (Address of Principal Executive Offices)


                                 (516) 750-9733
                                 --------------
              (Registrant's telephone number, including area code)


                         95 Broadhollow Road, Suite 101
                               Melville, NY 11747
                               ------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

We are filing this amendment to file financial statements and pro forma financial information Descriptive Memorandum related to our recent acquisition of bioMETRX Technologies, Inc.

Item 2.01  Completion of Acquisition or Disposition of Assets

Introduction

On May 27, 2005, we completed the merger ("Merger") of MarketShare Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub") with bioMetrx, Technologies, Inc., a Delaware corporation ("bioMetrx") pursuant to the Agreement and Plan of Merger dated April 27, 2005, by and among the Company Merger Sub and bioMetrx ("Merger Agreement").

The Transactions

On June 1, 2005 (the "Effective Date"), Merger Sub, our wholly owned subsidiary, filed a Merger Certificate completing the acquisition of bioMetrx, a previously unaffiliated Delaware corporation. The consideration for the Merger was 14,218,424 restricted shares of our common stock and the issuance of approximately 182,026 stock options to the holders of corresponding instruments in bioMetrx. The Merger was completed according to the terms of the Merger Agreement. Simultaneously with the Merger, certain of our stockholders surrendered 2,208,521 shares of our common stock which was cancelled and returned to the status of authorized and unissued. In addition, 300,000 shares of our common stock were deposited by these stockholders into escrow to cover contingent liability, if any. Our shares of common sock were issued in reliance upon Section 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act"). As a result of the Merger, bioMetrx was merged into Merger Sub and became our wholly owned subsidiary.

Since we had no meaningful operations immediately prior to the Merger, the Merger will be treated as a reorganization of bioMetrx via a reverse merger with the MarketShare Recovery, Inc. for accounting purposes.

The 14,000,000 shares and the shares issuable upon the exercise of 402,500 stock options issued as part of the Merger to the former bioMetrx stockholders represent approximately 90% of total outstanding post-merger stock.

Founded in 2001, bioMetrx, Technologies, Inc. is developing a line of home security products under the trade name SmartTouch(TM) which includes biometrically enabled thermostats, garage/gate openers, central station keypads, and residential door locks. More detailed information is furnished pursuant to
Item 7.01 below.

Item 9.01  Financial Statements and Exhibits

The Financial Statement required by Item 310 of Regulation S-B is stated in U.S. dollars and are prepared in accordance with U.S. Generally Accepted Accounting Principles. The following financial statements pertaining to bioMetrx, Inc. are filed as an amendment to this report.

(a)   Financial Statements of bioMETRX Technologies, Inc.


      o     Report of Independent Registered Public Accounting Firm

      o     Balance Sheets as of December 31, 2004 and March 31, 2005
            (unaudited).

      o Statement of operations for the years ended December 31, 2004 and 2003 and the period from February 1, 2001 (inception) to March 31, 2005 unaudited and three months ended March 31, 2005 (unaudited).

      o Statements of cash flows for the years ended December 31, 2004 and 2003 and the period from February 1, 2001 (inception) to March 31, 2005 unaudited and for the three months ended March 31, 2005 (unaudited).

      o Statements of changes in stockholders' equity for the period from February 1, 2001 (inception) to December 31, 2004 and for the three months ended March 31, 2005 (unaudited).

      o     Notes to Financial Statements


(b)   Pro Forma Financial Information

      o Unaudited pro forma condensed consolidated balance sheet as of March 31, 2005.

      o     Notes to pro forma condensed consolidated financial statements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MARKETSHARE RECOVERY, INC.


                                          By: /s/  Mark Basile
                                              ---------------------------------
                                              Mark Basile, CEO

Dated:  August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
bioMetrx Technologies, Inc.

We have audited the accompanying balance sheet of bioMetrx Technologies, Inc.(A Development Stage Company) ("the Company") as of December 31, 2004, and the related statements of operations, changes in stockholders' deficit and cash flows for the years ended December 31, 2004 and 2003 and for the period August 1, 2001 (inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Also, an audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of bioMetrx Technologies, Inc. as of December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and for the period August 1, 2001 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is a development stage company whose operations have generated recurring losses and cash flow deficiencies for the years ended December 31, 2004 and 2003. In addition, as of December 31, 2004 the Company has a significant working capital deficit and stockholders' deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                           /s/ Wolinetz, Lafazan & Company, P.C.

                                               WOLINETZ, LAFAZAN & COMPANY, P.C.

Rockville Centre, New York
August 11, 2005

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET

                                                                          MARCH 31, 2005
                                                      December 31, 2004    (UNAUDITED)
                                                      -----------------   --------------
ASSETS
Current Assets:
     Cash                                               $       31,111    $      299,354
     Restricted Cash                                                --           275,000
     Loans Receivable- Stockholder/Officer                     302,028           231,404
     Due from Related Party                                         --            75,000
                                                        --------------    --------------
          Total Current Assets                                 333,139           880,758

Other Assets:
     Security Deposit                                               --             2,860
                                                        --------------    --------------
TOTAL ASSETS                                            $      333,139    $      883,618
                                                        ==============    ==============


LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
     Payroll Taxes Payable                              $       26,634    $       40,989
     Accrued Expenses                                           85,374            73,426
     Accrued Compensation - Stockholder/Officers               780,000           835,000
     Commissions Payable                                            --           105,000
                                                        --------------    --------------
          Total Current Liabilities                            892,008         1,054,415
                                                        --------------    --------------
          TOTAL LIABILITIES                                    892,008         1,054,415
                                                        --------------    --------------

Commitments and Contingencies

Stockholders' Deficit:
Common Stock, $.001 par value;
       20,000,000 shares authorized,
       9,540,999 shares issued and
       outstanding as of December 31,
       2004 and 11,070,999 shares
       issued and outstanding as of March 31, 2005               9,541            11,071
     Additional Paid-In Capital                              1,015,209         1,713,679
     Deferred Compensation                                      (6,250)          (91,667)
     Deficit Accumulated During the Development Stage       (1,577,369)       (1,803,880)
                                                        --------------    --------------
          Total Stockholders' Deficit                         (558,869)         (170,797)
                                                        --------------    --------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT             $      333,139    $      883,618
                                                        ==============    ==============


The accompanying notes are an integral part of these financial statements.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                             STATEMENT OF OPERATIONS

                                                                                                                    FOR THE PERIOD
                                                                                                                   FEBRUARY 1, 2001
                             FOR THE YEAR           FOR THE YEAR      THREE MONTHS ENDED    THREE MONTHS ENDED      (INCEPTION) TO
                                 ENDED                 ENDED            MARCH 31, 2004        MARCH 31, 2005        MARCH 31, 2005
                           DECEMBER 31, 2003     DECEMBER 31, 2004        (UNAUDITED)           (UNAUDITED)           (UNAUDITED)
                           -----------------     -----------------    ------------------    ------------------     ----------------

REVENUES                      $        --           $        --           $        --           $        --           $        --
                              -----------           -----------           -----------           -----------           -----------
Expenses:
General and
Administrative
Expenses                          414,053               581,306               123,179               179,566             1,180,509
Research and
Development
Expenses                           27,066               128,575                    59                32,362               190,038
Compensatory Element
  of Stock Issuances               85,417                58,333                14,583                14,583               433,333
                              -----------           -----------           -----------           -----------           -----------

TOTAL EXPENSES                    526,536               768,214               137,821               226,511             1,803,880
                              -----------           -----------           -----------           -----------           -----------

NET LOSS                      $  (526,536)          $  (768,214)          $  (137,821)          $  (226,511)          $(1,803,880)
                              ===========           ===========           ===========           ===========           ===========

The accompanying notes are an integral part of these financial statements.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS

                                                                                                                      FOR THE
                                                                                                                       PERIOD
                                                                                  THREE MONTHS     THREE MONTHS       FEBRUARY 1,
                                                   FOR THE          FOR THE          ENDED            ENDED        2001 (INCEPTION)
                                                 YEAR ENDED       YEAR ENDED        MARCH 31,        MARCH 31,       TO MARCH 31,
                                                 DECEMBER 31,     DECEMBER 31,        2004             2005              2005
                                                    2003             2004          (UNAUDITED)      (UNAUDITED)      (UNAUDITED)
                                                 ------------     ------------    ------------     ------------    ----------------

Cash Flows from Operating Activities:
Net Loss                                            (526,536)        (768,214)        (137,821)        (226,511)      (1,803,880)
    Adjustment to reconcile net loss
     to net cash provided by (used) in
     operating activities:
        Compensatory Element of Stock
         Issuances                                    85,417           58,333           14,583           14,583          433,333
        Increase (Decrease) In
         operating assets and liabilities:
        Security Deposit                                  --               --               --           (2,860)          (2,860)
        Payroll Taxes Payable                         10,428           16,206            9,180           14,355           40,989
        Accrued Expenses                                  --           85,374               --          (11,948)          73,426
        Accrued Compensation -
          Stockholder/Officers                       360,000          420,000          105,000          105,000          885,000
                                                 -----------      -----------      -----------      -----------      -----------
            Net Cash Provided by (Used) in
             Operating Activities                    (70,691)        (188,301)          (9,058)        (107,381)        (373,992)
                                                 -----------      -----------      -----------      -----------      -----------

Financing Activities:
    Restricted Cash                                       --               --               --         (275,000)        (275,000)
    Merger Related Advances                               --               --               --          (75,000)         (75,000)
    Proceeds of Loans                                     --           25,000           25,000               --           25,000
    Proceeds (Payments) of Loans Receivable-
     Stockholder                                    (165,381)        (142,704)         (24,564)          20,624         (281,404)
    Repayments of Loans                                   --          (25,000)              --               --          (25,000)
    Proceeds from Sales of Common Stock              231,250          362,000            6,000          705,000        1,304,750
                                                 -----------      -----------      -----------      -----------      -----------
        Net Cash provided by
         Investing Activities                         65,869          219,296            6,436          375,624          673,346
                                                 -----------      -----------      -----------      -----------      -----------

Net Increase (Decrease) in Cash                       (4,822)          30,995           (2,622)         268,243          299,354

Cash, Beginning                                        4,938              116              116           31,111               --
                                                 -----------      -----------      -----------      -----------      -----------

Cash, Ending                                     $       116      $    31,111      $    (2,506)     $   299,354      $   299,354
                                                 ===========      ===========      ===========      ===========      ===========

Supplemental Cash Flow Information:
Cash Paid During the Period for:
     Interest                                    $        --      $        --      $        --      $        --      $        --
                                                 ===========      ===========      ===========      ===========      ===========

     Income Taxes                                $        --      $        --      $        --      $        --      $        --
                                                 ===========      ===========      ===========      ===========      ===========

Supplemental Disclosures of Cash Flow
 Information:
Non Cash Financing Activities:
     Common Stock Issed as Commissions on
      Sale of Common Stock                       $   234,500      $   208,750      $     1,250      $        --      $   443,250
                                                 ===========      ===========      ===========      ===========      ===========

     Accrued Commissions on Sales of
      Sales of Common Stock                      $        --      $        --      $        --      $   105,000      $   105,000
                                                 ===========      ===========      ===========      ===========      ===========

     Application of Loans Receivable
      - Officer Against
       Accrued Compensation                      $        --      $        --      $        --      $    50,000      $    50,000
                                                 ===========      ===========      ===========      ===========      ===========

The accompanying notes are an integral part of these financial statements.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
          FOR THE PERIOD FEBRUARY 1, 2001 (INCEPTION) TO MARCH 31, 2005


                                                                                        Deficit
                                                                                      Accumulated
                                                                        Additional    During the
                                                    Common     Stock     Paid- In     Development      Deferred
                                                    Shares     Amount    Capital         Stage       Compensation      Total
                                                   ---------   ------   ----------    -----------    ------------    ---------
BALANCE, FEBRUARY 1, 2001                                 --   $   --   $       --    $        --    $         --    $      --

Shares issued pursuant to initial capitalization   6,000,000    6,000       (4,500)            --              --        1,500
Common Stock issued for services
  valued at $.25 per share.                        1,099,999    1,100      273,900             --              --      275,000
Net loss for the year ended December 31, 2001             --       --           --       (275,046)             --     (275,046)
                                                   ---------   ------   ----------    -----------    ------------    ---------

BALANCE, December 31, 2001                         7,099,999    7,100      269,400       (275,046)             --        1,454

Common Stock issued at $.25 per share.                20,000       20        4,980             --              --        5,000
Net loss for the year ended December 31, 2002             --       --           --         (7,573)             --       (7,573)
                                                   ---------   ------   ----------    -----------    ------------    ---------

BALANCE, December 31, 2002                         7,119,999    7,120      274,380       (282,619)             --       (1,119)

Common Stock issued at $.25 per share.               925,000      925      230,325             --              --      231,250
Common Stock issued for services.                    300,000      300      149,700             --        (112,500)      37,500
Common Stock issued as commissions
  on sales of common stock.                          518,000      518         (518)            --              --           --
Amortization of deferred compensation.                    --       --           --             --          47,917       47,917
Net loss for the year ended December 31, 2003             --       --           --       (526,536)             --     (526,536)
                                                   ---------   ------   ----------    -----------    ------------    ---------

BALANCE, December 31, 2003                         8,862,999    8,863      653,887       (809,155)        (64,583)    (210,988)

The accompanying notes are an integral part of these financial statements.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
          FOR THE PERIOD FEBRUARY 1, 2001 (INCEPTION) TO MARCH 31, 2005


                                                                                        Deficit
                                                                                      Accumulated
                                                                       Additional      During the
                                                  Common      Stock      Paid-In      Development       Deferred
                                                  Shares     Amount      Capital         Stage        Compensation      Total
                                                ----------   -------   -----------    ------------    ------------    ---------
Common Stock issued $.25 per share.                108,000       108        26,892              --              --       27,000
Common Stock issued $1.00 per share.               335,000       335       334,665              --              --      335,000
Common Stock issued as commissions
  on sales of common stock.                        235,000       235          (235)             --              --           --
Amortization of deferred compensation.                  --        --            --              --          58,333       58,333
Net loss for the year ended December 31, 2004           --        --            --        (768,214)                    (768,214)
                                                ----------   -------   -----------    ------------    ------------    ---------

BALANCE, December 31, 2004                       9,540,999     9,541     1,015,209      (1,577,369)         (6,250)    (558,869)
                                                ----------   -------   -----------    ------------    ------------    ---------

Common Stock issued $.40 per share.                500,000       500       199,500              --              --      200,000
Common Stock issued $.50 per share.                850,000       850       424,150              --              --      425,000
Common Stock issued $1.00 per share.                80,000        80        79,920              --              --       80,000
Common Stock issued for services.                  100,000       100        99,900              --        (100,000)          --
Amortization of deferred compensation.                  --        --            --              --          14,583       14,583
Commissions on sales of common stock.                   --        --      (105,000)             --              --     (105,000)
Net loss for the quarter ended March 31, 2005           --        --            --        (226,511)             --     (226,511)
                                                ----------   -------   -----------    ------------    ------------    ---------

BALANCE, March 31, 2005 (Unaudited)             11,070,999   $11,071    $1,713,679     $(1,803,880)       $(91,667)   $(170,797)
                                                ==========   =======   ===========    ============    ============    =========

The accompanying notes are an integral part of these financial statements.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 1- ORGANIZATION AND NATURE OF OPERATIONS

Organization- The Company was incorporated with the name "M2 Extreme Sports Centers, Inc." in the State of Delaware on February 1, 2001. On November 8, 2001 the Company's certificate of incorporation was amended to change the Company's name to "Biostat Technologies S.P.A., Inc." and 1500 shares of no par common voting stock issued to the sole shareholder for $1.00 per share. On April 1, 2002 the Company's certificate of Incorporation was amended to:

      1)    Change the Company's name to "Biometrx Technologies, Inc.

      2) Increase the total number of shares that the corporation is authorized to issue to 10,000,000 common shares, each with a par value of $.001.

      3)    Authorize a 4000 to 1 split of then outstanding common shares

In December 2004, the Board of Directors authorized an increase of the Company's common stock from 10,000,000 to 20,000,000 shares, each having a par value of $.001.

Nature of Operations- The Company is a developer of proprietary biometrics-based products for the home security and electronics market, located on Long Island, New York.

The Company is focused on developing a line of home security products called smartTouchtm which includes biomedical enabled residential door locks, central station alarm keypads, thermostats and garage/ gate openers. Its products utilize fingerprints recognition technology designed to augment or replace conventional security methods such as keys, keypads, and PIN numbers. The Company develops market- specific products in home security which it plans either be licensed or sold through manufacturers/ retailers worldwide when deemed commercially viable.

Unaudited Interim Financial Statements - The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The accompanying financial statements for the interim period are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These financial statements should be read in conjunction with the accompanying audited financial statements for the years ended December 31, 2004 and 2003 and notes thereto contained herein. The results of operations for the three months ended March 31, 2005 are not necessarily indicative of the results for the full fiscal year ending December 31, 2005.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates- The preparation of financial statements in conformity in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs - Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2004 and 2003 was $4,484 and $1,830, respectively.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 19 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

Research and Development - Research and development costs are expensed as incurred.

Fair Value of Financial Instruments - The carrying value of the Company's financial instruments, including cash and cash equivalents, loans receivable, accounts payable and accrued expenses approximated fair value because of the short maturity of these instruments.

Recently-Enacted Accounting Standards - Statement of Financial Accounting Standards ("SFAS") No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", SFAS No. 147, "Acquisitions of Certain Financial
Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", SFAS No. 148, " Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123", SFAS No. 149, "Amendment of Statement 33 on Derivative Instruments and Hedging Activities", and SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", were recently issued. SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently-Enacted Accounting Standards (Continued) - In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement No. 123R)"SFAS 123R") "Share Based Payment, "a revision of Statement No. 123, "Accounting for Stock Based Compensation." This standard requires the Company to measure the cost of employee services received in exchange for equity awards based on grant date fair value of the awards. The Company is required to adopt SFAS 123R effective January 1, 2006. The standard provides for a prospective application. Under this method, the Company will begin recognizing compensation cost for equity based compensation for all new or modified grants after the date of adoption.

In addition, the Company's policy will be to recognize the unvested portion of the grant date fair value of awards issued prior to the adoption based on the fair values previously calculated for disclosure purposes. At December 31, 2004, the Company had no unvested options.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-monetary Assets," ("SFAS 153"). SFAS 153 amends Accounting Principles Board ("APB") Opinion No. 29, Accounting for Non-monetary Transactions," to require exchanges of non-monetary assets are accounted for at fair value, rather than carryover basis. Non-monetary exchanges that lack commercial substance are exempt from this requirement.

SFAS 153 is effective for non-monetary exchanges entered into in fiscal years beginning after June 15, 2005. The Company does not routinely enter into exchanges that could be considered non-monetary; accordingly the Company does not expect adoption of SFAS 153 to have a material impact on the Company's financial statements.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities - an Interpretation of Accounting Research Bulletin No. 51" (FIN No. 46"). This interpretation provides guidance related to identifying variable interest entities (previously known generally as special purpose entities or SPEs) and determining whether such entities should be consolidated. Certain disclosures are required when FIN No. 46 becomes effective if it is reasonably possible that a company will consolidate or disclose information about a variable interest entity when it initially applies FIN No.
46. This interpretation must be applied immediately to variable interest entities created or obtained after January 31, 2003. For those variable interest entities created or obtained on or before January 31, 2003, the Company must apply the provisions of FIN No. 46 for the year ended December 31, 2003. FIN No. 46 did not apply to the Company's financial position or results of operations.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 3 - GOING CONCERN

The Company has incurred net losses of $768,214 and $526,536 during the years ended December 31, 2004 and 2003, respectively. In addition, the Company had a working capital deficiency of $558,869 and a stockholders' deficiency of $558,869 at December 31, 2004. These factors raise substantial doubt about the Company's ability to continue as a going concern.

There can be no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available from external sources such as debt or equity financings or other potential sources. The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material adverse effect on its business. Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or that they will not have a significant dilutive effect on the Company's existing stockholders.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

During the year ended December 31, 2004, the Company relied on issuance of common stock for its financing needs through private placements by raising an aggregate of $362,000 through Private Placements of the Company's common stock.

The Company is attempting to address its lack of liquidity by raising additional funds from the private sale of debt or equity securities or some combination thereof. During the quarter ended March 31, 2005 the Company raised an aggregate of $705,000 through private placements of the Company's common stock.

There can be no assurance that the Company will be able to raise the additional funds it requires.

NOTE 4 - RESTRICTED CASH

Restricted cash represents cash held in escrow by corporate counsel in connection with the sale of common stock and in contemplation of the proposed merger. Such restricted cash should be released after satisfaction of certain requirements of the merger agreement (see Note 10).

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 5 - STOCKHOLDERS' DEFICIT

The Company was incorporated with the name "M2 Extreme Sports Centers, Inc." in the State of Delaware on February 1, 2001. On November 8, 2001 the Company's certificate of incorporation was amended to change the Company's name to "Biostat Technologies S.P.A., Inc." and 1500 shares of no par common voting stock issued to the sole shareholder for $1.00 per share. On April 1, 2002 the Company's certificate of Incorporation was amended to:

      1)    Change the Company's name to "Biometrx Technologies, Inc.

      2) Increase the total number of shares that the corporation is authorized to issue to 10,000,000 common shares, each with a par value of $.001.

      3)    Authorize a 4000 to 1 split of then outstanding common shares

In December 2004, the Board of Directors authorized an increase of the Company's common stock from 10,000,000 to 20,000,000 shares, each having a par value of $.001.

During November 2001 the Company issued 1,099,999 shares of common stock valued at $275,000 ($.25 per share) for services rendered.

During December 2002 the Company sold 20,000 shares of common stock for $5,000 ($.25 per share).

During 2003 the Company 925,000 shares of common stock for $231,250 ($.25 per share).

During 2003 the Company issued 300,000 shares of common stock valued at $150,000 ($.50 per share) for services pursuant to consulting agreements.

During 2003 the Company issued 140,000 shares of common stock valued at $140,000 ($1 per share) as commissions on sales of common stock.

During 2003 the Company issued 378,000 shares of common stock valued at $94,500 ($.25 per share) as commissions on sales of common stock.

During 2004 the Company sold 108,000 shares of common stock for $27,000 ($.25 per share).

During 2004 the Company sold 335,000 shares of common stock for $335,000 ($1 per share).

During 2004 the Company issued 200,000 shares of common stock valued at $200,000 ($1 per share) as commissions on sales of common stock.

During 2004 the Company issued 35,000 shares of common stock valued at $8,750 ($.25 per share) as commissions on sales of common stock.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 5 - STOCKHOLDERS' DEFICIT (Continued)

During the quarter ended March 31, 2005 the Company sold 500,000 shares of common stock for $200,000 ($.40 per share).

During the quarter ended March 31, 2005 the Company sold 850,000 shares of common stock for $425,000 ($.50 per share).

During the quarter ended March 31, 2005 the Company sold 80,000 shares of common stock for $80,000 ($1 per share).

During the quarter ended March 31, 2005 the Company issued 100,000 shares of common stock valued at $100,000 ($1 per share) for services pursuant to consulting agreements.

NOTE 6- RELATED PARTY TRANSACTIONS

Officer/shareholder   advances  -  These  advances  are  non-interest   bearing,
unsecured, and payable on demand. These advances were made to the Company's CEO and majority stockholder.

Due from Related Party - This amount represents funds advanced in connection with the Company's proposed merger (see Note 10).

NOTE 7 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No.109, "Accounting for Income Taxes". SFAS No.109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry-forwards. At December 31, 2004, the Company has an available net operating loss carry-forward of approximately $1,407,000, which may be applied against future taxable income, if any, thru 2024. Certain significant changes in ownership of the Company may restrict the future utilization of these loss carry-forwards.

The tax effects of temporary differences that gave rise to the deferred tax assets and deferred tax liabilities at December 31, 2004 were primarily attributable to net operating loss carry forwards.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 7 - INCOME TAXES (Continued)

At December 31, 2004 the Company had provided a 100% valuation allowance for the deferred tax assets, because the ultimate realizations of those assets are uncertain.

At December 31, 2004, the Company had a deferred tax asset of approximately $401,000 representing the benefit of its net operating loss carry forwards. The Company has not recorded a tax benefit because realization of the tax benefit is uncertain and therefore a valuation allowance has been fully provided against the deferred tax asset. The difference between the Federal Statutory rate of 34% and the Company's effective tax rate of 0% is due to an increase in the valuation allowance of approximately $169,000 and $136,000 in 2004 and 2003, respectively.

NOTE 8 - CONCENTRATIONS CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents. The Company maintains cash balances at financial institutions which exceed the Federal Deposit Insurance Corporation's limit of $100,000 at times during the year.

NOTE 9 - COMMITMENTS AND CONTINGENCIES

In December 2002 the Company entered into a five year employment agreement with Mark Basile (CEO and a significant stockholder) for a base annual salary of $360,000 per year. Accrual of compensation may be converted into shares of the Company's common stock at $.50 cents per share, which can be exercised at anytime after each twelve months of service, but in no event, shall cash compensation be less than $60,000 per annum. The Company paid cash salaries of $60,000, $0 and $50,000 for the years ended December 31, 2004 and 2003 and the three months ended March 31, 2005, respectively.

In January 2004, the Company entered into a four year employment agreement with Steven Kang (Engineer and a stockholder) for a base annual salary of $120,000 per year. The agreement has the same terms as the above, except, that in no event, shall cash compensation be less than $20,000 per annum. The Company paid cash salaries of $0 and $15,000 for the year ended December 31, 2004 and the three months ended March 31, 2005, respectively.

                           BIOMETRX TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
(Information as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 is unaudited)


NOTE 10 - SUBSEQUENT EVENTS

In April 2005 the  Company  entered  into a  consulting  agreement  with  Steven
Horowitz and Arnold Kling, for general financial consulting services in connection with potential merger and fund raising activities. In connection with this agreement the Company issued 500,000 shares of common stock valued at $1 per share.

The Company issued 700,000 shares of common stock valued at $.50 cents per share to Mark Basile/CEO for accrued payroll owed him. The Company issued 240,000 shares of common stock valued at $.50 cents per share to Steven Kang for accrued payroll owed him.

The Company entered into a Finder's Fee Agreement on March 11, 2005 whereby the Company will compensate the Finder 15% cash for funds raised by the Finder and shares of the Company's common stick equal to 15% of the amount of the financing attained by the Finder.

In April 2005 the Company entered into two short term research and development agreements aggregating $220,000.

On June 1, 2005 the Company merged with and into a subsidiary of Marketshare Recovery, Inc., ("Marketshare"), a publicly owned corporation. The merger will be treated as a reorganization of the Company (reverse merger) for accounting purposes pursuant to which the Company is treated as the continuing entity although Marketshare is the legal acquirer. The aggregate amount of shares of Marketshare common stock issuable to the shareholders of the Company pursuant to the merger represented approximately 90% of Marketshare's issued and outstanding common stock after the merger and related cancellation of outstanding shares by certain former insiders.

On June 1, 2005 the Company entered into employment agreements with a new Chief Financial Officer and a new Chief Operating Officer. Each agreement is for a an inititial six month term and calls a for base salary of $18,000 for services on a part-time basis. If after the initial term the Company elects to continue the officer on a full time basis, the annual salaries will increase to $80,000 for the Chief Financial Officer and $90,000 for the Chief Operating Officer. The employment agreements also provide for discretionary bonuses and other employment related benefits. Both agreements also call for the granting of stock options to purchase 100,000 shares at $.10 per share of Marketshare's common stock at various times through the term of the agreement. Both agreements have an initial term of one year with an additional one year extension.

On July 5, 2005 the Board of Directors of Marketshare resolved to the following common stock and stock option issuances:

      o 750,000 shares of common stock to an employee; 500,000 shares immediately and 250,000 shares on the second anniversary of his four year employment contract (see Note 9).

      o 750,000 common stock purchase options, exercise price $.50 per share, to an employee (see above).

      o 750,000 common stock purchase options, exercise price $.50 per share, to the Company's CEO.

                   MARKETSHARE RECOVERY, INC. AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following Unaudited Pro Forma Consolidated Financial Statements of Marketshare Recovery, Inc. and Subsidiaries ("Marketshare") and bioMetrx Technologies, Inc. ("bioMetrx") give effect to the merger between Marketshare and bioMextrx under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. The acquisition of bioMetrx by Marketshare has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of bioMetrx pursuant to which bioMetrx is treated as the continuing entity. In connection with the acquisition, Marketshare will acquire all of the outstanding capital stock of bioMetrx to which bioMetrx will merge with and into Marketshare Merger Sub, Inc., a wholly owned subsidiary of Marketshare. At the effective time of the merger, Marketshare will acquire bioMetrx in exchange for 14,218,424 shares of Marketshare's common stock and the issuance of 182,029 common stock purchase warrants to the holders of corresponding instruments of bioMetrx ("the Merger"). The aggregate amount of shares of common stock issuable to the shareholders of bioMetrx pursuant to the Merger, represents 91% of the issued and outstanding shares of the Marketshare's common stock. These pro forma consolidated financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Consolidated Financial Statements do not purport to represent what the results of operations or financial position of Marketshare would actually have been if the Merger had in fact occurred on January 1, 2005, nor do they purport to project the results of operations or financial position of Marketshare for any future period or as of any date, respectively.

These Unaudited Pro Forma Consolidated Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the Merger between Marketshare and bioMetrx.

                   MARKETSHARE RECOVERY, INC. & SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 2005
                                  (Unaudited)

                                       Marketshare          Biometrx             Pro Forma       Adjustments   Pro Forma
                                      Recovery Inc.    Technologies, Inc.           Dr.              Cr.        Balances
                                      -------------    ------------------        ---------       -----------   ----------
ASSETS
Current Assets:

    Cash                                         --               299,354    3      25,000                        324,354
    Cash in Escrow                           45,000                    --                                          45,000
    Restricted Cash                              --               275,000                                         275,000
    Marketable Securities                     6,545                    --                                           6,545
    Due from Related Party                       --                75,000                    5        75,000           --
    Loans Receivable- Stockholder                --               231,404                                         231,404
                                      -------------    ------------------                                      ----------

        Total Current Assets                 51,545               880,758                                         882,303

Other Assets:
    Security Deposit                             --                 2,860                                           2,860
                                      -------------    ------------------                                      ----------

    TOTAL ASSETS                        $    51,545           $   883,618                                         885,163
                                      =============    ==================                                      ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY

Current Liabilities:

    Loan Payable- Stockholder               109,736                    --                                         109,736
    Advances on Letter of Intent             75,000                    --    5      75,000                             --
    Accrued Expenses                        180,940                73,426                                         254,366
    Accrued Taxes Payable                        --                40,989                                          40,989
    Accrued Payroll                              --               835,000    3     470,000                        365,000
    Commissions Payable                          --               105,000                                         105,000
                                      -------------    ------------------                                      ----------

        Total Current Liabilities           365,676               954,415                                         875,091

Stockholders' Deficit

    Common Stock $.001 par value:
    50,000,000 shares authorized:
    3,806,221 shares issued and
    outstanding
    Common Stock $.001 par value:
    20,000,000 shares authorized:
    11,162,999 shares issued and
    outstanding                               3,806                11,071    2       2,208   1        14,218       15,816
                                                                             4      12,576   3         1,505           --

    Additional Paid-In-Capital            1,902,954             1,713,679    1      14,218   2         2,208    2,389,803
                                                                             3      10,000   3     1,003,495
                                                                             4   2,717,074   4       508,759
    Deferred Compensation (Net)                  --               (91,667)                                        (91,667)
    Accumulated Deficit                  (2,220,891)           (1,803,880)   3     500,000   4     2,220,891   (2,303,880)
                                      -------------    ------------------                                      ----------

        Total Stockholders' Deficit        (314,131)             (170,797)                                         10,072
                                      -------------    ------------------                                      ----------

        Total Liabilities and
        Stockholders' Deficit           $    51,545           $   883,618        3,826,076         3,826,076      885,163
                                      =============    ==================

                   MARKETSHARE RECOVERY, INC. AND SUBSIDIARIES
              NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS


The following adjustments to the unaudited pro forma consolidated financial statements as of March 31, 2005 reflects the issuance of 14,218,424 shares of the Company's common stock for the acquisition of all of the outstanding capital stock of bioMetrx Technologies, Inc. ("bioMetrx") and that the transaction occurred as of March 31, 2005:

      1. To reflect the issuance of 1,505,000 shares of bioMetrx common stock during the period April and May 2005.

      2. To reflect the cancellation of 2,208,251 shares of the Company's common stock.

      3. To reflect the issuance of 14,218,424 shares of the Company's common stock for the acquisition of all of the outstanding capital stock of bioMetrx.

      4. To reflect the recapitalization effect of the reverse merger. For financial accounting purposes, the exchange of stock will be treated as a recapitalization of Marketshare Recovery, Inc. with the former shareholders of the Company retaining 1,597,700 or approximately 10% of the outstanding stock.

      5.    To eliminate intercompany accounts.

              1
        Cash                                             $   25,000
        Additional Paid-In Capital                           10,000
        Accrued Salaries                                    470,000
        S,G & A Expenses                                    500,000
              Common Stock                                            $    1,505
              Additional Paid-In Capital                               1,003,495

              2
        Common Stock                                          2,208
              Additional Paid-In Capital                                   2,208

              3
        Additional Paid-In Capital                           14,218
              Common Stock                                                14,218

              4
        Common Stock - bioMetrx                              12,576
        Additional Paid-In Capital - bioMetrx             2,717,074
              Accumulated Deficit - Marketshare                        2,220,891
              Additional Paid-In Capital - Marketshare                   508,759

              5
        Advances on Letter of Intent                         75,000
              Due from Related Party                                      75,000